UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2007

GALTECH SEMICONDUCTOR MATERIALS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-27177	87-0427597
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

25308 SE 35th Street
Issaquah, WA		98029
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		(425) 391-3019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Acquisition or Disposition of Assets

Galtech and CBM Group, Inc. have agreed to extend the closing of Galtech's plan to acquire CBM Group, Inc. The new closing date is to be on or before October 14, 2007, unless mutually extended by both parties. The original amended agreement was filed with the SEC as an Form 8-K filing on September 13, 2006. Since then, the agreement has been amended effective October 6, 2006, which was the date the Board of Directors of both Company's approved the amendments. The new amendment, dated June 18, 2007, is attached hereto and made a part of this Form 8-K filing.

Item 9.01 - Financial Statements and Exhibits

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

10	Material Contracts
10.1	Fifth Amendment to Amended Stock Exchange and Plan of Merger Agreement executed on September 8, 2006	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALTECH SEMICONDUCTOR MATERIALS CORPORATION
Registrant

Date: August 10, 2007	By: /s/ Garry Quintana
Garry Quintana, President

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